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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


             Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 1998
                                                 -----------------

                                C.H. Heist Corp.
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               (Exact name of registrant as specified in charter)


    New York                    0-7907                          16-0803301
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(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)

810 North Belcher Road, Clearwater, Florida                        33765
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code  (727) 461-5656
                                                     -------------

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(Former name or former address, if changed since last report)



                                Exhibit Index: 3
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Item 2:          Acquisition or Disposition of Assets

On November 17, 1998, Ablest Service Corp. ("Ablest") a wholly owned subsidiary of C.H. Heist Corp. ("Company"), acquired the technical staffing business of SoftWorks International Consulting, Inc., a Colorado corporation, ("SoftWorks") pursuant to an Asset Purchase Agreement ("Purchase Agreement"). Ablest intends to combine the SoftWorks business with it's Ablest Technology Staffing division.

Pursuant to the Purchase Agreement, Ablest purchased certain assets, primarily customer and employee lists, of SoftWorks, for $900,000 paid in cash at closing and agreed to pay additional contingent consideration not to exceed $800,000 over the next two years based on the achievement of certain goals for earnings before interest and taxes for fiscal years 1998 and 1999. The purchase price was determined through negotiations and is expected to be assigned primarily to the estimated value of the intangible assets acquired. Ablest used funds available to it under it's revolving line of credit to fund the cash paid at closing.

The shareholders of SoftWorks have also agreed not to compete with Ablest for five years from the date of closing.


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
Item 7:          Financial Statements, Pro Forma Information and Exhibits
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
(a),(b)          Separate, audited financial and pro forma statements for
                 SoftWorks International Consulting, Inc. are not required, as
                 SoftWorks does not qualify as a significant subsidiary to the
                 Company as defined in Article 1.02 of Regulation S - X.

(c)              Exhibits                                                            Pages
                 10.1   Asset Purchase Agreement between Ablest, SoftWorks and it's
                        shareholders dated November 17, 1998                        A1 - A24




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   November  30, 1998
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                                            C. H. Heist Corp.
                                            -----------------
                                            (Registrant)





                                            /s/ Mark P. Kashmanian
                                            ----------------------
                                            Mark P. Kashmanian
                                            Treasurer, Chief Accounting Officer




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